                                                                    EXHIBIT 10.3


                               FORM OF TERM NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________________                                         ________ ___, 200_


     FOR VALUE RECEIVED, the undersigned, ACT MANUFACTURING, INC. (the "Parent
                                                                        ------
Borrower"), a Massachusetts corporation, hereby unconditionally promises to pay
--------
_______ to (the "Lender") or its registered assigns at the office of The Chase
                 ------
Manhattan Bank at One Chase Square, Rochester, New York 14643 for the account of the Lender in lawful money of the United States and in immediately available funds, the principal amount of (a) _______ DOLLARS ($ ______), or, if less, (b) the unpaid principal amount of the [French] [Thai] Term Loan made by the Lender pursuant to Section 2.1 of the Credit Agreement (as hereinafter defined). The principal amount shall be paid in the amounts and on the dates specified in
Section 2.3 of the Credit Agreement. The Parent Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.12 of the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the [French] [Thai] Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurocurrency Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of
                                                        ----- -----
the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Parent Borrower in respect of the [French] [Thai] Term Loan.

     This Note (a) is one of the Notes referred to in the Credit Agreement dated as of June 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent Borrower, the Lender, the other
           ----------------
banks and financial institutions or entities from time to time parties thereto, Credit Suisse First Boston, as Syndication Agent, Societe Generale, as Documentation Agent and The Chase Manhattan Bank, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     During the existence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                     ACT MANUFACTURING, INC., as Parent
                                     Borrower


                                     By:_______________________________
                                        Name:
                                        Title:

                                                                      Schedule A
                                                                    to Term Note
                                                                    ------------

        LOANS, CONVERSIONS AND REPAYMENTS OF ALTERNATE BASE RATE LOANS


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                                          Amount            Amount of Principal   Amount of Alternate   Unpaid Principal
         Amount of Alternate Base  Converted to Alternate  of Alternate Base Rate   Base Rate Loans       Balance of
  Date        Rate Loans              Base Rate Loans          Loans Repaid          Converted to       Alternate Base    Notation
                                                                                   Eurocurrency Loans      Rate Loans      Made By
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
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

                                                                      Schedule B
                                                                    to Term Note
                                                                    ------------

    LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EUROCURRENCY LOANS

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                                                                                    Amount of Eurocurrency  Unpaid Principal
          Amount of    Amount Converted   Interest Period and   Amount of Principal   Loans Converted to       Balance of
         Eurocurrency  to Eurocurrency   Eurocurrency Rate with  of Eurocurrency      Alternate Base Rate    Eurocurrency   Notation
 Date       Loans           Loans            Respect Thereto       Loans Repaid              Loans               Loans      Made By
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
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